Corporate Presentation March 2011 Exhibit 99.1

Forward-Looking Statement
This presentation contains forward-looking statements including statements regarding the company’s lead product candidates Oncophage
®
, Prophage Series, formerly known as
Oncophage, (vitespen; formerly HSPPC-96), QS-21 Stimulon
®
and  HerpV, formerly AG-707,
(including, but not limited to, the timing of product development, launch and product revenues), the successful development of the Company’s products by collaborative partners, the company’s clinical trials (including, but not limited to, trial initiation, enrollment, completion, analysis and interpretation of results), the confirmation of Oncophage subgroup analyses, the regulatory approval process (including, but not limited to, dates and locations of filings), research programs and other future events and operations. These forward-looking statements involve uncertainties and risks that are described under Risk Factors of the Company’s Form
10-Q as filed with the Securities and Exchange Commission for the period ended September 30,
2010. Actual results could differ materially from these forward-looking statements.

3 A New Name • Our pipeline has moved beyond autologous antigen-based technologies • Our strategy focuses advancing our platform technologies through collaboration • www.agenusbio.com

4 Agenus Investment Highlights • QS-21 vaccine adjuvant: Royalty potential in 2013-2014 • Oncophage® • Prophage Series of therapeutic cancer vaccines advancing in clinic • HerpV in genital herpes

Product and Clinical Pipeline
Product Indication
Phase 1 Phase 2 Phase 3 Market
Oncophage for Renal Cell Carcinoma
in Russia
Prophage for Glioma (recurrent)
Prophage for Glioma (newly diagnosed)
QS-21 in Non-Small Cell Lung Cancer
QS-21 in Melanoma
QS-21 in Malaria
QS-21 in Shingles
partnered with GSK
partnered with GSK
partnered with GSK
partnered with GSK
QS-21 in Alzheimer’s Disease
QS-21 in multiple undisclosed vaccines
partnered with Janssen
HerpV for Genital Herpes

QS-21: Maturing Pipeline, Addressing
10B+ Market
• Clinical indications under
investigation (global incidence)
– NSCLC (lung: 1.5m)*
– Alzheimer's disease (prevalence:
26.6m)**
– Malaria (250m)**
– HIV (2.6m)**
– AML (leukemias: 331k)*
– Tuberculosis (9.3m)**
– Varicella-zoster (US: 1m)***
– Prostate cancer (783k)*
– Breast cancer (1.3m)*
– Melanoma (132k)****
22
14
4
0
5
10
15
20
25
Total
Vaccines
Clinical Phase 3
QS-21 Pipeline
*ACS Global Cancer Facts & Figures 2007
**Wikipedia
***NIAID
****WHO

QS-21: Significant Clinical Progress
• GlaxoSmithKline
– Phase 3 NSCLC study launched in 2007 (MAGE-A3)
• Phase 3 (n=2,270) ongoing; largest trial conducted in NSCLC
• Phase 2b (n=180): 25% reduction in recurrence vs. placebo
– Phase 3 melanoma study launched Dec. 2008 (MAGE-A3)
• Phase 3: n=1,300
– Phase 3 malaria study launched March 2009
• Phase 3: n=16,000, last patient expected to be dosed Feb. 2011
• Phase 2: 53% reduction in clinical episodes of malaria
– Phase 3 shingles study launched in 2010
• Two Phase 3 studies, n=15,000 per study
– GSK/Abbott MAGE-A3 diagnostic agreement
• JANSSEN(J&J)/Pfizer
– Phase 2 Alzheimer’s disease study launched in 2007
– Janssen/GE collaboration to identify early markers of Alzheimer’s agenus

The patient is waiting.™

The R Series – Prophage in renal cell carcinoma (RCC)			
R-100 *Adjuvant* *(Oncophage®)*	• Approved in Russia based on statistically significant results in patients with better prognostic factors (intermediate risk) • Clinical study underway to evaluate immune response, which could support additional international regulatory approvals	R-200 *Metastatic*	• Efficacy signals observed in completed phase 2 trials • Initiating phase 2 combination study with complementary targeted therapy
The G Series – Prophage in glioma			
G-100 *Newly Diagnosed*	• Exciting early results using Prophage in combination with an approved therapy (Temodar®) in newly diagnosed patients have led to expansion of Phase 2 study	G-200 *Recurrent*	• Immune response demonstrated in recurrent disease with promising clinical results
The NP Series – Prophage in pediatric neurological tumors			
NP-150 *Pediatric*	• Manufacturing feasibility of Prophage from pediatric brain tumors has been demonstrated • Phase 1 study to be initiated in newly diagnosed and recurrent setting		
The M Series – Prophage in melanoma			
M-200 *Metastatic*	• Phase 3 study completed using Prophage as monotherapy with statistically significant results in patients with better prognostic factors (eg, stages M1a and M1b) • Preparing combination studies with complementary immunomodulatory agents		

As we generate results and begin to gain additional approvals, we're focusing our research to expand our reach. With demonstrated feasibility established in multiple solid tumor types, current efforts are aimed at fulfilling our promise to patients and exploring new partners globally.

8 The PROPHAGE Series of Cancer Vaccines

agenus

The patient is waiting.™

Antigenics Inc.
Oncophage®

PROPHAGE Series: 1
st
Approved
Cancer Vaccine
• Patient-specific HSP-based therapeutic cancer vaccine
• Theoretically applicable to almost any cancer
• >850 patients worldwide safely treated in 8 cancers
• Simple out-patient injection
• Manufactured in less than 10 hours
• Phase 3 adjuvant RCC data has strengthened over time

PROPHAGE Series Clinical Overview
• Signals of clinical activity observed in 8 cancers (US incidence)*
– Kidney (58,240)
– Melanoma (68,130)
– Brain (22,020)
– Colorectal (142,570)
– Lung (222,520)**
– Pancreatic (43,140)
– Gastric (21,000)
– Non-Hodgkin’s lymphoma (65,540)
• Efficacy signals include tumor-specific and innate immune
responses, tumor responses, RFS, PFS, OS across tumor types
• Efficacy appears most pronounced in earlier-stage patients
• Combination trials allow for more advanced disease
• Well tolerated; low toxicity profile
*ACS Cancer Facts Figures 2010
**Manufacturing feasibility only

agenus

The patient is waiting.™

AJCC Staging and RFS Outcome in Better-Prognosis Patients Receiving Oncophage in Antigenics' Phase 3 Trial in Renal Cell Carcinoma (Protocol C-100-12)

BETTER PROGNOSIS → **WORSE PROGNOSIS**

ECOG Intermediate Risk (5-year RFS 61.8%)			ECOG High Risk (5-year RFS 41.9%)			
I (High-grade)	II (High-grade)	III (T1, T2, T3a) (Low-grade)	III (T1, T2, T3a) (High-grade)	III (T3b)	III (T3c)	IV

ECOG Intermediate Risk:
361 patients
60% of FAS Population

Hazard ratio = 0.521

***P* value = 0.004**

ECOG High Risk:
243 patients
40% of FAS Population

Total FAS Population = 604

Oncophage® Demonstrates Statistical Significance in ECOG Intermediate Risk RCC Patients

agenus
The patient is waiting.™

March 2007
Survival Distribution Function
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
n = 184
n = 178
P-value = 0.126
HR = 0.608
January 2009
Survival Distribution Function
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
n = 184
n = 178
P-value = 0.036
HR = 0.541
0
200
400
600
800
1000
1200
1400
1600
1800
2000
2200
2400
2600
2800
Time to (Death) (days)
Randomized Group:
Oncophage
Observation
Censored (Oncophage)
Censored (Observation)

12 Overall Survival, Intermediate-Risk

PROPHAGE Opportunity: Glioma
• Over 20,000 cases of brain cancer diagnosed each year in the US
• Phase 2 trial underway in newly diagnosed glioma
– Actively enrolling patients (n=50); recently expanded to 10 sites
– Prophage + standard of care [radiation therapy plus Temodar (temozolomide)]
– No significant toxicities observed to date
• Phase 1/2 trial in recurrent glioma
– Phase 2 portion actively enrolling patients (n=30)
– Phase 2 survival data
• Median survival 44 weeks, compared to historical median of 26 weeks
• 70% of patients survived beyond 36 weeks
• 40% survived up to or longer than 1 year
• All patients tested mounted innate immune response, 92% mounted adaptive
CD4/CD8 t-cell response
• Potential for accelerated registration pathway in the US
• Investigator-sponsored (UCSF); funded by NCI, patient advocacy groups

NCCN Practice Guidelines (2011) Treatment
NCCN Practice Guidelines (2011) Treatment
Overview:  Recurrent GBM
Overview:  Recurrent GBM
Agents listed in the practice
guidelines
Median OS Months
Platinum Based Regimens¹
7.4
PCV²
7.6
Cyclophosphamide³
4.0
Carmustine wafer
4
7.5
Temozolomide
5
Not Reported/median PFS 5 mos.
Bevacizumab
6
9.2
Prophage Series G-200
7
>10 months
1 Yung WK, et al. J Clin Oncol 1991 (Population included AA and GBM)
,2
Kappelle AC, et al. Neurology
2001 (Procarbazine, Lomustine, Vincristine combination), 3 Chamberlain MC, Tsao-Wei, DD. Cancer 2004
4 Brem et al. Lancet 1995, 5 Perry et al. Cancer 2008, 6 Friedman et al. J Clin Oncol 2009, 7 Parsa et al. 18th
International Conference for Brain Tumor Research and Therapy

NCCN Practice Guidelines (2011)
NCCN Practice Guidelines (2011)
Treatment Overview:  Newly Diagnosed GBM
Treatment Overview:  Newly Diagnosed GBM
Agents listed in the practice guidelines Median PFS/OS
Months
Carmustine
wafer¹
PFS 5.9
OS  13.9
Radiation/Temozolomide²
PFS  6.9
OS  14.6
XRT/TMZ + Prophage Series G-100 (n=15) N/A
1 Westphal et al. Neuro-Oncology 2003
2 Stupp et al. NEJM 2005

"Significant Advances" (p< 0.05) in Epithelial Malignancies in
Patients Not Selected on the Basis of Molecular Characteristics
Drug Tumor Survival Gain (months)
• Gemcitabine Pancreas 1.5
• Bevacizumab Colon 2.2
• Erlotinib Pancreas 0.4
• Bevacizumab NSCLC 2
• Sorafenib Renal 2
• Temozolamide GBM 2.5
• Docetaxel Prostate 2.4
• Topotecan  Cervix 2.3
• Cetuximab  Colon 1.5
• Erlotinib NSCLC 2
• Cetuximab  NSCLC 1.2
• Bevacizumab Breast 1.5
Data from Stewart DJ, Kurzrock R. Cancer: the road to Amiens. J Clin Oncol 2009;27:328–33.

17 A New Era for Cancer Vaccines • Provenge FDA approval • Ipilimumab imminent FDA PDUFA date • Rationale for combinations with vaccines • Newly-created opportunity to use combinations

Genital Herpes and HerpV Overview
• Genital herpes is the most prevalent viral STD
– Approximately 55 million Americans/Europeans affected
– 80% of patients suffer symptomatic recurrences
• Virus establishes life-long latency
• HerpV is an off-the-shelf HSP-based therapeutic vaccine
candidate for treatment of genital herpes
• Contains 32 immunogenic peptides of the herpes genome
• Promising Phase 1 results
– 100% of evaluable patients receiving HerpV+QS-21 had CD4+T-cell response
– 63% had CD8+ T-cell response; seeing both is unprecedented
– Safety profile established
• Potential to partner for Phase 2 and beyond
• Potential platform technology

2011 Goals and Objectives
• Continued clinical advancement of QS-21 vaccine adjuvant
– Possible
Phase 3 data announcements
• Partnerships for Oncophage® in RCC in Europe/Russia
• Advancement of Prophage in glioma (brain cancer)
– Recurrent glioma data presentation mid-year
– Exploration of accelerated US regulatory pathway
– Initiation of pediatric trial mid-year
– Potential for partnership
• Initiation of Prophage Series combination trials
• Development of HerpV in genital herpes
– Data publication mid-year
– Potential for partnership opportunity
• In-licensing agreements and new corporate/academic
collaborations

Balance Sheet
December 31, 2010 ($ millions)
Cash and short-term investments $19.8
Other current assets 1.1
Net plant and equipment 6.2
Other long-term assets 3.8
Total assets $30.9
Current liabilities $40.1
Long-term liabilities 5.5
Stockholders’ equity                                                          (14.7)
Total liabilities and stockholders’ equity $30.9